SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant     X
                          ---------
  Filed by a Party other than the Registrant  ____

  Check the appropriate box:

         ____ Preliminary Proxy Statement        ____  Confidential, For Use of
           X  Definitive Proxy Statement               the Commission Only (as
         ____ Definitive Additional Materials          permitted by Rule
         ____ Soliciting Material Under Rule 14a-12    14a-6(e)(2))


                              KIRLIN HOLDING CORP.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X     No fee required.
____ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

        -------------------------------------------------------------------

(2)     Aggregate number of securities to which transaction applies:

        -------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

        -------------------------------------------------------------------

(5)     Total fee paid:

        -------------------------------------------------------------------

____     Fee paid previously with preliminary materials:
        -------------------------------------------------------------------

____ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:
        -------------------------------------------------------------------

(2)     Form, Schedule or Registration Statement No.:
        -------------------------------------------------------------------

(3)     Filing Party:
        -------------------------------------------------------------------

(4)     Date Filed:
        -------------------------------------------------------------------

                              KIRLIN HOLDING CORP.

                              6901 Jericho Turnpike
                             Syosset, New York 11791

                         -------------------------------

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         -------------------------------

                                  June 23, 2003
                         -------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Kirlin Holding Corp. ("Company") will be held at the offices of the Company at 6901 Jericho Turnpike, Syosset, New York on June 23, 2003, at 11:00 a.m., for the following purposes, all as more fully described in the attached Proxy Statement:


     1. To elect one director to serve for the ensuing three-year period and until his successor is elected and qualified;

     2. To authorize an amendment to our 1996 Stock Plan ("1996 Plan") to increase the number of shares of common stock available for issuance under the plan from 1,000,000 shares of Common Stock to 2,500,000 shares of Common Stock; and

     3. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on May 7, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     You are earnestly requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                                              By Order of the Board of Directors



                                              Anthony J. Kirincic, Secretary

Syosset, New York
May 14, 2003

                              KIRLIN HOLDING CORP.

                          -----------------------------

                                 PROXY STATEMENT
                          -----------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON June 23, 2003
                          -----------------------------


     This Proxy Statement and the accompanying form of proxy is furnished to stockholders of Kirlin Holding Corp. ("Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company for use in voting at the Annual Meeting of Stockholders to be held at the offices of the Company, 6901 Jericho Turnpike, Syosset, New York on June 23, 2003, at 11:00 a.m., and at any and all adjournments thereof. Any proxy given pursuant to this solicitation may be revoked by the person giving it by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised. Unless otherwise specified in the proxy, shares represented by proxies will be voted FOR the election of the nominees listed herein.

     The Company's executive offices are located at 6901 Jericho Turnpike, Syosset, New York 11791. On or about May 14, 2003, this Proxy Statement and the accompanying form of proxy, together with a copy of the Annual Report of the Company for the fiscal year ended December 31, 2002, are to be mailed to each stockholder of record at the close of business on May 7, 2003.

                                VOTING SECURITIES

     The Board of Directors has fixed the close of business on May 7, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of May 7, 2003, the Company had issued and outstanding 2,006,327 shares of Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of Common Stock registered in his name on the record date. The presence, in person or by proxy, of a majority of all of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters but will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker ("broker non-votes"). The election of directors requires a plurality vote of those shares voted at the Annual Meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. The amendment to the 1996 Plan must be approved by the affirmative vote of a majority of the votes cast at the meeting. Abstentions from voting with respect to the amendment to the 1996 Plan are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote on the 1996 Plan (because of either stockholder withholding or broker non-vote) are not deemed "votes cast" with respect to such proposal and therefore will have no effect on such vote. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

     The following table sets forth certain information as of May 7, 2003 (on which date 2,006,327 shares of the Company's Common Stock were outstanding), with respect to (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director and nominee,
(iii) each executive officer whose compensation exceeded $100,000 in fiscal 2002, and (iv) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Except as indicated below, the stockholders listed possess sole voting and investment power with respect to their shares.


                                      Amount and Nature of         Percent
Name of Beneficial Owner(1)           Beneficial Ownership         of Class
---------------------------           --------------------         --------

David O. Lindner...................        446,056(2)                 21.4%

Anthony J. Kirincic................        464,806(2)(3)              22.3%

Barry Shapiro......................         26,594(4)                  1.3%

Edward J. Casey....................         10,604(5)                   *

John Milcetich.....................         67,046(6)                  3.3%

Harold Paul........................         17,105(7)                   *

All Executive Officers and
Directors as a Group (6 persons)...      1,032,211(8)                 47.3%

---------------------------------

*    Less than 1%.

(1) The business address of Messrs. Lindner and Kirincic is 6901 Jericho Turnpike, Syosset, New York 11791.

(2) Includes 77,351 shares of Common Stock issuable upon the exercise of options that are currently exercisable. Also includes 3,432 shares of Common Stock issuable upon the exercise of a purchase option to purchase
     0.13725 Units,  each Unit  consisting of (i) 12,500 shares of Common Stock,
     (b) 6,250 Class A Warrants to purchase shares of Common Stock, and (iii) 6,250 Class B Warrants to purchase shares of Common Stock, and the exercise of such warrants, which are currently exercisable. Excludes options to purchase 200,000 shares of Common Stock issuable upon exercise of options that are not exercisable within the next sixty days.

(3) Includes 15,000 shares of Common Stock held of record in the individual retirement account of Mr. Kirincic's spouse.

(4) Includes 416 shares of Common Stock issuable upon the exercise of options that are currently exercisable and 20,000 shares of restricted stock, all of which have not yet vested. Excludes options to purchase 20,834 shares of Common Stock issuable upon the exercise of options that are not exercisable within the next sixty days.

(5) Includes 6,250 shares of Common Stock issuable upon the exercise of options that are currently exercisable. Excludes 15,000 shares of Common Stock issuable upon the exercise of options that are not exercisable within the next 60 days.

(6) Includes 1,250 shares of Common Stock issuable upon the exercise of options that are currently exercisable. Excludes 15,000 shares of Common Stock issuable upon the exercise of options that are not exercisable within the next 60 days.

(7) Includes (i) 1,063 shares of Common Stock held jointly by Mr. Paul and his wife, (ii) 438 shares of Common Stock held by his wife's individual retirement account, (iii) 1,000 shares of Common Stock held in Mr. Paul's individual retirement account, (iv) 5,000 shares of Common Stock issuable upon the exercise of options held by Mr. Paul that are currently exercisable, (v) 2,500 shares of Common Stock issuable upon the exercise of currently exercisable Class A and Class B warrants purchased by Mr. Paul's wife as part of a Unit in the Company's private placement in October 2001 and (vi) 2,500 shares of Common Stock held by Mr. Paul's wife issued as part of such Unit. Mr. Paul disclaims beneficial ownership of the 2,938 shares of Common Stock and all Class A and Class B warrants held by his wife. Excludes 15,000 shares of Common Stock issuable upon the exercise of options that are not exercisable within the next 60 days.

(8) Includes 176,982 shares of Common Stock issuable upon the exercise of options, purchase options and warrants that are currently exercisable. Also includes 20,000 shares of restricted stock, which have not yet vested. Excludes 465,834 shares of Common Stock issuable upon the exercise of options that are not exercisable within the next sixty days.

                        PROPOSAL I: ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, each of which generally serves for a term of three years, with only one class of directors being elected in each year. The term of the first class of directors, consisting of David O. Lindner and Edward J. Casey, will expire in 2005; the term of the second class of directors, consisting of Harold Paul, will expire on the date of this year's Annual Meeting; and the term of the third class of directors, consisting of Anthony J. Kirincic and John Milcetich, will expire in 2004. In each case, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

     One person will be elected at the Annual Meeting to serve as a director for a term of three years. The Board of Directors has nominated Harold Paul as the candidate for election. Unless authority is withheld, the proxies solicited by the Board of Directors will be voted FOR the election of this nominee. In case the nominee becomes unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Information About the Nominee

     Harold Paul (age 55) has been a director of the Company since July 1999. Mr. Paul is an attorney and, since July 1999, has been engaged in private practice specializing in securities matters, and prior to that time and for more than five years, a partner at Berger & Paul, LLP, a New York law firm specializing in securities matters. From June 1995 through June 2001 he was a director of Ariel Corporation.

Information About the Other Directors and Executive Officers

     The Company's other directors and executive officers are as follows:

       Name                    Age           Principal Occupation
       ----                    ---           --------------------
David O. Lindner                41           Chairman of the Board, Chief
                                             Executive Officer and Director

Anthony J. Kirincic             41           President and Director

Barry Shapiro                   36           Chief Financial Officer

Edward J. Casey                 42           Director

John Milcetich                  41           Director


     David O. Lindner has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Mr. Lindner has also been Chairman of the Board of Kirlin Securities, Inc. since its inception and has been Kirlin Securities' Co-Chief Executive Officer since September 1, 2001. From inception until August 29, 2001, Mr. Lindner was the Chief Executive Officer of Kirlin Securities.

     Anthony J. Kirincic has been President and a director of the Company since its inception in 1994. Mr. Kirincic was also the Company's Chief Financial Officer from its inception until January 2001, when Barry Shapiro was appointed Chief Financial Officer. Mr. Kirincic has served as a director of Kirlin Securities, Inc., the Company's wholly-owned subsidiary, since its inception. In addition, Mr. Kirincic has served as Co-Chief Executive Officer of Kirlin

Securities since September 1, 2001, as Chief Financial Officer since its inception until January 2001 and President of Kirlin Securities since its inception except for the period from July 1999 until August 2000.

     Barry Shapiro has been the Chief Financial Officer of the Company and Kirlin Securities, Inc. since January 2001 and was the Controller and Chief Accounting Officer of the Company and Kirlin Securities, Inc. since April 1995. From September 1990 to April 1995, he was an accountant for PricewaterhouseCoopers LLP.

     Edward J. Casey has been a director of the Company since November 1995. Since June 1992, Mr. Casey was an attorney at McClintock, Weston, Benshoof, Rochefort, Rubalcava and MacCuish. From August 1985 to June 1992, Mr. Casey was an attorney at Alschuler, Grossman and Pines. Mr. Casey is a member of the Board of Directors and Chairman of Environmental Committee, Los Angeles Headquarters Association and is a member of the Urban Land Institute.

     John Milcetich has been a director of the Company since June 2002. Mr. Milcetich was employed by Intervoice-Brite, Inc. (Nasdaq NM:INTV) and its predecessor, Brite Voice Systems, Inc., from July 1988 to April 2000. Mr. Milcetich served as Manager of Systems Engineers until October 1998 and from November 1998 to April 2000, he was Director of Systems Engineering. From September 1984 to June 1988, Mr. Milcetich was a research and development design engineer at Perception Technology, Inc., where his accomplishments included developing the IRS Tele-Tax system.

     The executive officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

     During the fiscal year ended December 31, 2002, the Company's Board of Directors held five meetings and acted by unanimous written consent on two occasions. On February 2, 2000, the Board of Directors established a Stock Option Committee comprised of David Lindner and Anthony J. Kirincic, the purpose of which committee is to administer the Company's stock option plans, including authority to make and modify awards under such plans. The Stock Option Committee acted by unanimous written consent on 13 occasions during the fiscal year ended December 31, 2002. The Company does not have a standing compensation or nominating committee.

Audit Committee Information and Report

     The Company's audit committee was established in June 2000 and is currently comprised of Edward J. Casey, Harold Paul and John Milcetich. The audit committee met three times in the fiscal year ended December 31, 2002.

Audit Fees

     For the fiscal year ended December 31, 2002, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of its financial statements included in the Company's quarterly reports totaled approximately $140,000.

Financial Information Systems Design and Implementation Fees

     For the fiscal year ended December 31, 2002, there were no fees billed for professional services by the Company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

All Other Fees

     For the fiscal year ended December 31, 2002, the aggregate fees billed for all other professional services rendered by its independent auditors totaled approximately $54,000.


                                      * * *


                             Audit Committee Report

     Each member of the audit committee is an "independent director" and is "financially literate" as defined under the recently adopted Nasdaq listing standards. The Nasdaq listing standards define an "independent director" generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Nasdaq's listing standards define "financially literate" as being able to read and understand fundamental financial statements (including a company's balance sheet, income statement and cash flow statement).

     Pursuant to the audit committee's written charter, which was adopted on June 7, 2000, the audit committee's responsibilities include, among other things:

          o    reviewing  the  annual  audited  financial  statements  with  the
               Company's   management  and  its  independent  auditors  and  the
               adequacy of its internal accounting controls;

          o reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

          o    making   recommendations   concerning   the   engagement  of  the
               independent auditor;

          o    reviewing the independence of the independent auditors;

          o reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management; and

          o reviewing all related party transactions on an ongoing basis for potential conflict of interest situations.

     The Company's audit committee has met and held discussions with management and its independent auditors. Management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61

(Communication with Audit Committees). The Company's independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1(Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company's independent auditors. Based upon the committee's discussion with management and the independent auditors and the committee's review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the Board of Directors include the audited consolidated financial statements in its annual report on Form 10-K for the fiscal year ended December 31, 2002.

                                 Edward J. Casey

                                 Harold Paul

                                 John Milcetich


                                      * * *


Executive Compensation

     The following table sets forth information concerning compensation for the fiscal years indicated for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the other executive officers whose compensation was in excess of $100,000 during the fiscal year ended December 31, 2002.


------------------------------------------------------------------------------------------------------------------------

                                              SUMMARY COMPENSATION TABLE
---------------------------------- ----------- ---------------------------------------------- --------------------------
                                                            Annual Compensation                Long-Term Compensation
                                               ---------------------------------------------- --------------------------
                                                 Salary        Bonus         Other Annual      Restricted    Number of
Name and Principal Position           Year         ($)          ($)          Compensation     Stock Awards    Options
                                                                                ($)(1)            (#)           (#)
---------------------------------- ----------- ------------ ------------- ------------------- ------------- ------------

David O. Lindner                      2002       468,869              --             137,145            --       18,570
    Chief Executive Officer           2001       430,163              --             137,097            --        4,143
                                      2000       325,000              --             171,497            --       12,500
---------------------------------- ----------- ------------ ------------- ------------------- ------------- ------------

Anthony J. Kirincic                   2002       468,869              --             137,145            --       18,570
    President                         2001       430,163              --             137,097            --        4,143
                                      2000       325,000              --             171,497            --       12,500
---------------------------------- ----------- ------------ ------------- ------------------- ------------- ------------

Barry Shapiro                         2002       185,000           4,500                  --            --           --
    Chief Financial Officer(2)        2001       185,000              --                  --        75,000           --
                                      2000       160,000              --                  --            --        1,250
---------------------------------- ----------- ------------ ------------- ------------------- ------------- ------------

(1)  Represents brokerage commissions.

(2)  Barry  Shapiro  became  Chief  Financial  Officer of the Company in January
     2001.

     The following table summarizes the number of options granted to the executive officers named above during the fiscal year ended December 31, 2002.

-------------------------------------------------------------------------------------------------------------------------
                                         OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                                   Individual Grants
-------------------------- ------------------- ------------------ --------------- ---------------------- ----------------
                                                                                  Potential Realizable
                                                  % of Total                        Value at Assumed
                                                Options/Shares                         Annual Rates
                                                  Granted to                          of Stock Price
                             Option/Shares       Employees in     Exercise Price     Appreciation For      Expiration
          Name                  Grant(#)          Fiscal Year       ($/Share)      Option Term ($) (1)        Date
-------------------------- ------------------- ------------------ --------------- ---------------------- ----------------
                                                                                   5% ($)     10% ($)
-------------------------- ------------------- ------------------ --------------- --------- ------------ ----------------
David O. Lindner                 4,657(2)            6.5%            $9.0112       26,392     66,882         1/1/12
Chairman of the Board      ------------------- ------------------ --------------- --------- ------------ ----------------
                                 4,748(2)            6.7%            $6.3864       19,070     48,326         3/31/12
                           ------------------- ------------------ --------------- --------- ------------ ----------------
                                 4,604(2)            6.5%            $6.6120       19,144     48,517         6/30/12
                           ------------------- ------------------ --------------- --------- ------------ ----------------
                                 4,561(2)            6.4%            $4.5400       13,023     33,002         9/30/12
-------------------------- ------------------- ------------------ --------------- --------- ------------ ----------------
Anthony J. Kirincic              4,657(2)            6.5%            $9.0112       26,392     66,882         1/1/12
President                  ------------------- ------------------ --------------- --------- ------------ ----------------
                                 4,748(2)            6.7%            $6.3864       19,070     48,326         3/31/12
                           ------------------- ------------------ --------------- --------- ------------ ----------------
                                 4,604(2)            6.5%            $6.6120       19,144     48,517         6/30/12
                           ------------------- ------------------ --------------- --------- ------------ ----------------
                                 4,561(2)            6.4%            $4.5400       13,023     33,002         9/30/12
-------------------------- ------------------- ------------------ --------------- --------- ------------ ----------------

(1) The above information concerning five percent and ten percent assumed annual rates of compounded stock price appreciation is mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or to any other optionee that there will be appreciation of the stock price over the option term or that the optionee will realize any gains with respect to the options.

(2)  Represents   immediately   exercisable  options  granted  pursuant  to  the
     Company's 1996 Plan.

     The following table summarizes the number of exercisable and unexercisable options held by the executive officers named above at December 31, 2002, and their value at that date if such options were in-the-money:


--------------------------------------------------------------------------------------------------------------------

                                            2002 Year-End Option Values
-------------------------- --------------------------------------------- -------------------------------------------

                           Number of securities underlying unexercised         Value of securities underlying
          Name                              options at                      unexercised in-the-money options at
                                         December 31, 2002                          December 31, 2002(1)
-------------------------- -------------------- ------------------------ ----------------- -------------------------
                               Exercisable           Unexercisable         Exercisable          Unexercisable
-------------------------- -------------------- ------------------------ ----------------- -------------------------
David O. Lindner                  68,213                  -0-                  -0-                    --
-------------------------- -------------------- ------------------------ ----------------- -------------------------
Anthony J. Kirincic               68,213                  -0-                  -0-                    --
-------------------------- -------------------- ------------------------ ----------------- -------------------------
Barry Shapiro                        416                  834                  -0-                   -0-
-------------------------- -------------------- ------------------------ ----------------- -------------------------

(1) Represents the total gain that would be realized if all in-the-money options held at December 31, 2002 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and $2.80, the closing price of the Common Stock on December 31, 2002.

     The executive officers named above did not exercise any options during the fiscal year ended December 31, 2002.

     The following table sets forth certain information at December 31, 2002 with respect to the Company's equity compensation plans that provide for the issuance of options, warrants or rights to purchase the Company's securities.




                                                                                       Number of Securities Remaining
                                Number of Securities to be   Weighted-Average          Available for Future Issuance
                                Issued upon Exercise of      Exercise Price of         under Equity Compensation Plans
                                Outstanding Options,         Outstanding Options,      (excluding securities reflected
Plan Category                   Warrants and Rights          Warrants and Rights       in the first column)
-------------                   -------------------          -------------------       ------------------------------
Equity Compensation Plans
Approved by Security Holders              892,272                    13.4887                     643,806(1)

Equity Compensation Plans Not
Approved by Security Holders               37,500(2)                 16.00                         -0-


(1) As a result of grants of stock options and restricted stock subsequent to December 31, 2002, the number of securities available for future issuance at May 7, 2003 is approximately 22,652.

(2)      Represents  options  issued  to  designees  of  Kirlin  Securities   in
consideration for acting as the Company placement agent in its October 2001 private placement.

Compensation Arrangements

     On August 29, 2001, the Company entered into employment agreements with Messrs. Lindner and Kirincic which provide that Mr. Lindner is employed as the Company's Chairman of the Board and Chief Executive Officer and the Co-Chief Executive Officer of Kirlin Securities and Mr. Kirincic is employed as the Company's President and the Co-Chief Executive Officer of Kirlin Securities. Messrs. Lindner and Kirincic are paid a base salary at an annual rate of $375,000 (with annual increases based upon any increase in the Consumer Price Index, plus 0.75% of the Company's consolidated annual revenue paid quarterly, up to a maximum salary of $1,000,000). From April 1, 2002 until September 30, 2002 Messrs. Lindner and Kirincic, agreed to voluntarily reduce their base salary and the variable portion of their base salary by 25% and from January 1, 2003 until March 31, 2003, they agreed to voluntarily reduce their base salary by 68% and the variable portion of their base salary by 100%. Lindner and Kirincic are also entitled to receive an equal share of brokerage commissions from customer accounts for which they are the designated account representatives (which commissions are computed at a 60% cash payout rate). Messrs. Lindner and Kirincic are entitled to receive additional compensation in connection with their investment banking activities in accordance with the Company's standard investment banking compensation formula. Messrs. Lindner and Kirincic are also each entitled to receive, immediately following the end of each fiscal quarter, ten-year options to purchase that number of shares of Common Stock equal to 0.25% of the shares of Common Stock of the Company outstanding as of the end of such fiscal quarter at an exercise price equal to the last sale price of a share of Common Stock of the Company as reported on each of the last 20 consecutive trading days during the most recently completed fiscal quarter. The term of each of their employment agreements is seven years. However, Messrs. Lindner and Kirincic may terminate their employment or convert their employment to a consultancy (on a part-time basis, with a corresponding reduction in their compensation) upon six months prior written notice to the Company. Their employment agreements provide, that for a period of one year following their termination, they shall not employ any of the Company's employees within 90 days of their termination of employment or consultancy or solicit any customer of the Company, other than those customer for which they are the designated account representative.

     In addition to the quarterly grants discussed above, on April 29, 2003, Messrs. Lindner and Kirincic were granted seven-year options to purchase 200,000 shares of Common Stock of the Company at an exercise price of $1.45, which options become exercisable on April 29, 2006.

     We do not have a written employment agreement with Barry Shapiro. Mr. Shapiro is compensated at an annual rate of $185,000. From January 1, 2003 until March 31, 2003, Mr. Shapiro agreed to voluntarily reduce his base salary by 35%. On April 29, 2003, Mr. Shapiro was granted 20,000 shares of restricted stock which shares vest on April 29, 2004. Mr. Shapiro was also granted seven-year options to purchase 20,000 shares of Common Stock of the Company at an exercise price of $1.45, which options become exercisable on April 29, 2007.

     Until April 28, 2003, the Company's directors who are not employed by the Company received an annual directors' fee of $15,000 payable annually, which was paid 50% cash and 50% in Company Common Stock. Commencing on May 1, 2003, the Company's directors who are not employed by the Company, presently Messrs. Casey, Paul and Milcetich, began receiving an annual directors fee of $10,000. In addition on, or about May 1st of each year our non-employee directors will be granted five-year options to purchase $15,000 of the Company's Common Stock with an exercise price equal to fair market value on the date of grant. These options will vest on the first anniversary of the date of grant.

Stock Option Plans

     In August 1994, the Company adopted the 1994 Stock Plan ("1994 Plan"), which originally covered 600,000 shares (split adjusted) of the Company's Common Stock pursuant to which officers, directors, key employees and consultants of the Company are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards. The 1994 Plan will terminate at such time that no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until August 1, 2004. The 1994 Plan is administered by the Board of Directors. To the extent permitted under the provisions of the 1994 Plan, the Board of Directors has authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of awards and administration of the 1994 Plan. In June 1996, the Company adopted the 1996 Stock Plan, originally covering 1,000,000 shares (split adjusted) of the Company's Common Stock, which is substantially identical to the 1994 Plan except that incentive options may be granted until April 10, 2006.

 Report of the Board of Directors Concerning Compensation of Executive Officers

     As noted above, we did not have a compensation committee of the board of directors during the 2002 fiscal year. Compensation of the Company's executive officers for the fiscal year ended December 31, 2002 was determined by the board of directors. There is no formal compensation policy for the Company's executive officers.

     During 2002, Mr. Lindner served as the Company's Chairman of the Board and Chief Executive Officer and the Co-Chief Executive Officer of Kirlin Securities and Mr. Kirincic served as the Company's President and Co-Chief Executive Officer of Kirlin Securities. Total compensation for Messrs. Lindner and Kirincic consists of a combination of the fixed base salary, variable salary based upon the Company's revenues, brokerage commissions, compensation for investment banking activities and stock option awards. The compensation package provided to Messrs. Lindner and Kirincic was created in 2001 after the Board of Directors considered a peer group of similarly sized (based upon market capitalization) companies in the same industry and reviewed the compensation provided to the principal executive officers of those companies. Several factors were considered by the Board of Directors, with no specific weight assigned to any specific factor. These factors included personal performance, salary levels for comparable positions in similarly situated companies and internal comparability considerations. Pursuant to employment agreements, Messrs. Lindner and Kirincic are entitled to be paid a base salary at an annual rate of $375,000 (with annual increases based upon any increase in the Consumer Price Index), plus 0.75% of the Company's consolidated quarterly revenue, up to a maximum salary of $1,000,000. Base salary of the Company's executive officer who does not have an employment agreement, Barry Shapiro, is based on the executive's individual performance and level of responsibility and seeks to be competitive.

     From April 1, 2002 until September 30, 2002 Messrs. Lindner and Kirincic, agreed to voluntarily reduce their base salary and the variable portion of their base salary by 25% and from January 1, 2003 until March 31, 2003, they agreed to voluntarily reduce their base salary by 68% and the variable portion of their base salary by 100%. From January 1, 2003 until March 31, 2003, Mr. Shapiro agreed to voluntarily reduce his base salary by 35%.

     Bonus compensation, if any, to executive officers is based generally upon the Company's financial performance and the availability of resources as well as the executive officer's individual performance and level of responsibility.

     Stock option awards under the Company's stock option plans are intended to attract and retain the best available talent and encourage the highest level of performance by affording key employees an opportunity to acquire proprietary interests in the Company. Messrs. Lindner and Kirincic are also each entitled to receive, immediately following the end of each fiscal quarter, ten-year options to purchase that number of shares of Common Stock equal to 0.25% of the shares of Common Stock of the Company outstanding as of the end of such fiscal quarter at an exercise price equal to the last sale price of a share of Common Stock of the Company as reported on each of the last 20 consecutive trading days during the most recently completed fiscal quarter. We granted options to purchase 18,570 shares of the Company's common stock to each of Messrs. Lindner and Kirincic during the fiscal year ended December 31, 2002.

                               David O. Lindner

                               Anthony J. Kirincic

                               Harold Paul

                               Edward J. Casey

                               John Milcetich


Compensation Committee Interlocks and Insider Participation

     The only officers who are also directors that participated in deliberations concerning executive officer compensation were Messrs. Lindner and Kirincic, each of whom served as members of the Company's board of directors during fiscal 2002.

Stock Price Performance Graph

     The graph below compares the cumulative total return of the Company's Common Stock from January 1, 1997 through December 31, 2002 with the cumulative total return of companies comprising the Nasdaq market value and a market capitalization peer group selected by us. The graph plots the growth in value of an initial investment of $100 in each of the Company's Common Stock, the Nasdaq Stock Market market value and the peer group selected by the Company over the indicated time periods, and assuming reinvestment of all dividends, if any, paid on the Company's securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for us is based solely upon stock price appreciation and not upon reinvestment of cash dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

     The market capitalization peer group selected by the Company is comprised of companies engaged in the same business as the Company, that had upon creation of this index a market capitalization similar to that of the Company, and consists of the following companies: Paulson Capital Corp., M.H. Meyerson & Co., Inc., Ziegler Companies, Inc., Ladenburg Thalmann Financial Services Inc., First Albany Companies Inc. and Stifel Financial Corp. Hoenig Group, Inc. and New Valley Corporation were removed from the peer group presented in our 2002 Proxy Statement as a result of changes in the businesses of these companies.


[Edgar Representatation of Data Points Used in Printed Graphic]

                                                        Cumulative Total Return
                                  -------------------------------------------------------------------
                                  12/97       12/98      12/99      12/00      12/01      12/02
KIRLIN HOLDING CORP.              100.00       55.77     265.38      50.95      64.00      21.54
NASDAQ STOCK MARKET (U.S.)        100.00      140.99     261.49     157.77     125.16      86.53
PEER GROUP                        100.00       74.89      90.75      74.79      61.37      85.53


Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it and representations that no other reports were required, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended December 31, 2002, except for Barry Shapiro, an officer of the Company, who filed one Form 4 late, which Form 4 reported one transaction.

               PROPOSAL 2: APPROVAL OF AMENDMENT TO 1996 STOCK PLAN

     The 1996 Plan currently provides for the grant of up to 1,000,000 shares of Common Stock upon the grant of various awards pursuant thereto. Currently, 998,281 shares of Common Stock have been issued or allocated to various awards, leaving 1,719 shares of Common Stock available for future awards. Management has determined that the remaining number of shares are insufficient to adequately provide for future awards to employees and other eligible persons under the 1996 Plan and to enable the Company to attract, motivate and retain qualified management, executive or other personnel required to support the development of the Company's business. Management believes that including equity grants as a portion of employee compensation is an effective way to align the interests of employees with those of the Company's stockholders. Consequently, the Board of

Directors has approved an amendment to the 1996 Plan to increase from 1,000,000 to 2,500,000 the number of shares of Common Stock subject to the 1996 Plan.

     The Board of Directors unanimously recommends approval of the amendment to the 1996 Plan.

                            Summary of the 1996 Plan

Administration

     The 1996 Plan is administered by the Board or, at its discretion, by the Company's Stock Option Committee or such other committee as may be designated by the Board (the "Committee"). All references herein to "Committee" shall mean the Committee or the Board. The Committee has full authority, subject to the provisions of the 1996 Plan, to award (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards (collectively, "Awards"). Subject to the provisions of the 1996 Plan, the Committee determines, among other things, the persons to whom from time to time Awards may be granted ("Holders" or "Participants"), the specific type of Awards to be granted (e.g., Stock Options, Restricted Stock), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards (e.g., the "Deferral Period" in the grant of Deferred Stock and the "Restriction Period" when Restricted Stock is subject to forfeiture), and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Committee of any provisions of, and the determination by the Committee of any questions arising under, the 1996 Plan or any rule or regulation established by the Committee pursuant to the 1996 Plan, shall be final and binding on all persons interested in the 1996 Plan. Awards under the 1996 Plan are evidenced by agreements.

Stock Subject to the 1996 Plan

     The 1996 Plan currently authorizes the granting of Awards whose exercise would allow up to an aggregate of 1,000,000 shares of Common Stock to be acquired by the Holders of such Awards. In order to prevent the dilution or enlargement of the rights of Holders under the 1996 Plan, the number of shares of Common Stock authorized by the 1996 Plan is subject to adjustment by the Board in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend) payable on shares of Common Stock, reverse stock split or other change in corporate structure affecting the Company's stock. The shares of Common Stock acquirable pursuant to the Awards will be made available, in whole or in part, from authorized and unissued shares of Common Stock or treasury shares of Common Stock. If any Award granted under the 1996 Plan is forfeited or terminated, the shares of Common Stock that were available pursuant to such Award shall again be available for distribution in connection with Awards subsequently granted under the 1996 Plan.

Eligibility

     Subject to the provisions of the 1996 Plan, Awards may be granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company and who are deemed to have contributed or to have the potential to contribute to the success of the Company. Incentive Options, as hereinafter defined, may be awarded only to persons who, at the time of grant of such awards, are employees of the Company or its subsidiaries.

Types of Awards

     Options.  The  1996  Plan  provides  both  for  "Incentive"  stock  options
("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Options ("Non-Qualified Stock Options"), both of which may be granted with any Other Stock-Based Award, as hereinafter defined, under the 1996 Plan. The Committee determines the exercise price per share of Common Stock purchasable under an Incentive or Non-Qualified Option (collectively, "Stock Options"). The exercise price of Non-Qualified Stock Options may be less than 100% of the fair market value of the Company's Common Stock on the last trading day before the date of grant. The exercise price of Incentive Stock Options may not be less than 100% of the fair market value on the last trading day before the date of grant (or, in the case of an Incentive Stock Option granted to a person possessing more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of such fair market value). An Incentive Stock Option may only be granted within a ten-year period from the date the 1996 Plan is adopted and approved and may only be exercised within ten years from the date of the grant (or within five years in the case of an Incentive Stock Option granted to a person who, at the time of the grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company). Subject to any limitations or conditions the Committee may impose, Options may be exercised, in whole or in part, at any time during the term of the Stock Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in securities of the Company, or in combination thereof.

     Options granted under the 1996 Plan are exercisable only by the Holder (or to the extent of legal incapacity or incompetency the Holder is guardian or legal representative) during his or her lifetime. The Stock Options granted under the 1996 Plan may not be transferred other than by will or by the laws of descent and distribution, except that the Committee may in its sole discretion allow a Non-qualified Option to be transferable, subject to compliance with applicable securities laws.

     Generally, if the Holder is an employee, no Stock Options, or any portion thereof, granted under the 1996 Plan may be exercised by the Holder unless he or she is employed by the Company or a subsidiary at the time of the exercise and has been so employed continuously from the time the Stock Options were granted. However, in the event the Holder's employment with the Company is terminated due to disability, the Holder may still exercise his or her Stock Options for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination or until the expiration of the stated term of the Stock Options, whichever period is shorter. Similarly, should a Holder die while in the employment of the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent Holder's Stock Options for a period of one year from the date of his or her death (or such other greater or lesser period as the Committee specifies at the time of grant) or until the expiration of the stated term of the Stock Options, whichever period is shorter. If the Holder's employment is terminated for any reason other than death or disability, the Stock Option shall automatically terminate, except that if the Holder's employment is terminated by the Company without cause or due to normal retirement (upon attaining the age of 65), then the portion of any Stock Option that has vested on the date of termination may be exercised for the lesser of three months after termination or the balance of the Stock Option's term (or such other greater or lesser or period as the Committee may specify at the time of grant).

     Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights ("SARs" or singularly "SAR") to Participants who have been, or are being granted Options under the 1996 Plan as a means of allowing such Participants to exercise their Stock Options without the need to pay the exercise price in cash. In conjunction with Non-Qualified Options, SARs may be granted either at or after the time of the grant of such Non-Qualified Options. In conjunction with

Incentive Stock Options, SARs may be granted only at the time of the grant of such Incentive Stock Options. An SAR entitles the Holder thereof to surrender to the Company all or a portion of an Option in exchange for a number of shares Common Stock determined by dividing the excess of the fair market price per share of Common Stock on the exercise date over the exercise price per share (as specified by the related Stock Option) by the fair market value of the Stock Option on the date the SAR is exercised.

     Restricted Stock. The Committee may award shares of restricted stock ("Restricted Stock") either alone or in addition to other Awards granted under the 1996 Plan. The Committee determines the persons to whom grants of Restricted Stock are made, the number of shares to be awarded, the price (if any) to be paid for the Restricted Stock by the person receiving such stock from the Company, the time or times within which awards of Restricted Stock may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Restricted Stock awards.

     The Committee may condition the award of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

     Restricted Stock awarded under the 1996 Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to the Company during the applicable Restriction Period. Other than regular cash dividends and other cash equivalent distributions as the Committee may designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock during the Restriction Period. A breach of any restriction regarding the Restricted Stock will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto. Except for the foregoing restrictions, the Holder shall, even during the Restriction Period, have all of the rights of a stockholder, including the right to receive and retain all regular cash dividends and other cash equivalent distributions as the Committee may designate, pay or distribute on such Restricted Stocks, and the right to vote, such shares.

     In order to enforce the foregoing restrictions, the 1996 Plan requires that all shares of Restricted Stock awarded to the Holder remain in the physical custody of the Company until the restrictions on such shares have terminated and all vesting requirements with respect to the Restricted Stock have been fulfilled.

     Deferred Stock. The Committee may award shares of deferred stock ("Deferred Stock") either alone or in addition to other Awards granted under the 1996 Plan. The Committee determines the eligible persons to whom, and the time or times at which, Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the stock will be deferred, and all the other terms and conditions of such Deferred Stock Awards.

     The Committee may condition the award of Deferred Stock upon the attainment of specified performance goals or such other facts or criteria as the Committee may determine.

     Deferred Stock awards granted under the 1996 Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to the Company during the applicable Deferral Period. The Holder, as determined by the Committee, may be paid dividends declared currently or deferred and deemed to be reinvested in additional Deferred Stock. The Holder shall not have any rights of a shareholder until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The Holder may request to defer the receipt of a Deferred Stock award for an additional specified period or until a specified event. Such request may generally be made at least one year prior to the expiration of the Deferred Period for such Deferred Stock Award.

     Stock Reload Options. The Committee may grant Stock Reload Options to a Holder who tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option"), and arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. A Stock Reload Option permits a Holder who exercises a Stock Option, by delivering stock owned by the Holder for a minimum of six months, to receive back from the Company a new Stock Option (at the current market price) for the same number of shares delivered to exercise the Option. The Committee determines the terms, conditions, restrictions and limitations of the Stock Reload Options. The exercise price of Stock Reload Options shall be the fair market value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and expires on the expiration date of the Underlying Option.

     Other Stock-Based Awards. The Committee may grant Other Stock-Based Awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the 1996 Plan, including purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries. Subject to the terms of the 1996 Plan, the Committee has complete discretion to determine the terms and conditions applicable to Other Stock-Based Awards. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under the 1996 Plan or any other plan of the Company.

Competing with the Company; Disclosure of Confidential Information

     If a Holder's employment with the Company or a subsidiary is terminated for any reason whatsoever, and within one year after the date thereof such Holder accepts employment with any competitor of, or otherwise engages in competition with the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated.

Withholding Taxes

     Upon the exercise of any Award granted under the 1996 Plan, the Holder may be required to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of Common Stock. Subject to certain stringent limitations under the 1996 Plan and at the discretion of the Company, the Holder may satisfy these requirements by electing to have the Company withhold a portion of the shares to be received upon the exercise of the Award having a value equal to the amount of the withholding tax due under applicable federal, state and local laws.

Agreements; Transferability

     Options, Restricted Stock, Deferred Stock, Stock Reload Options, Other Stock-Based Awards and SARs granted under the 1996 Plan will be evidenced by agreements consistent with the 1996 Plan in such form as the Committee may prescribe. Neither the 1996 Plan nor agreements thereunder confer any right to continued employment upon any Holder of an Option, Restricted Stock, Deferred Stock, Stock Reload Options, Other Stock-Based Award or SAR. Further, all agreements will provide that the right to exercise Stock Options, receive Restricted Stock after the expiration of the Restriction Period or Deferred Stock after the expiration of the Deferral Period, receive payment under Other Stock-Based Awards, or exercise an SAR cannot be transferred except by will or the laws of descent and distribution.

Term and Amendments

     Unless terminated by the Board, the 1996 Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the 1996 Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten year period following the date the 1996 Plan becomes effective. The Board may at any time, and from time to time, amend the 1996 Plan, provided that no amendment shall be made which would impair the rights of a Holder under any agreement entered into pursuant to the 1996 Plan without the Holder's consent.

Federal Income Tax Consequences

     The following discussion of the federal income tax consequences of participation in the 1996 Plan is only a summary of the general rules applicable to the grant and exercise of Options and other Awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the 1996 Plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options

     The Participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. The Company will not qualify for any deduction in connection with the grant or exercise of Incentive Stock Options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to the Participant, the Participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for a Participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the Participant.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the Participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. In the case of a disposition of shares earlier than two years from the date of the grant or in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

Non-qualified Options

     With respect to Non-Qualified Stock Options (i) upon grant of the Stock Option, the Participant will recognize no income (provided that the exercise price was not less than the fair market value of the Company's Common Stock on the date of grant), (ii) upon exercise of the Stock Option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and (iii) the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the Participant. On a disposition of the shares, the Participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the Participant held the shares.

     If the shares acquired upon exercise of a Non-Qualified Stock Option are subject to a substantial risk of forfeiture, the Participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless such Participant timely files under Code Section 83(b) to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at such time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares.

Stock Appreciation Rights

     Upon the grant of a SAR, the Participant recognizes no taxable income and the Company receives no deduction. The Participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of Common Stock payable upon such exercise.

Restricted Stock

     A Participant who receives Restricted Stock will recognize no income on the grant of the Restricted Stock and the Company will not qualify for any deduction. At the time the Restricted Stock is no longer subject to a substantial risk of forfeiture, a Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Restricted Stock at the time the restriction lapses over the consideration paid for the Restricted Stock. A Participant's shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16
(b) of the Exchange Act. The holding period to determine whether the Participant has long-term or short-term capital gain or loss begins when the Restriction Period expires, and the tax basis for the shares will generally be the fair market value of the shares on such date.

     A Participant may elect, under Section 83(b) of the Code, within 30 days of the transfer of the Restricted Stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of such transfer of the shares of Restricted Stock (determined without regard to the restrictions) over the consideration paid for the Restricted Stock. If a Participant makes such election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. Such forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. Such loss will be a capital loss if the shares are capital assets. If a Participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares (determined without regard to the restrictions) on the date of transfer.

     On a disposition of the shares, a Participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

     Whether or not the Participant makes an election under Section 83(b), the Company generally will qualify for a deduction (subject to the reasonableness of compensation limitation) equal to the amount that is taxable as ordinary income to the Participant, in its taxable year in which such income is included in the Participant's gross income. The income recognized by the Participant will be subject to applicable withholding tax requirements.

     Dividends paid on Restricted Stock, which is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the Participant and will be deductible by the Company subject to the reasonableness limitation. If, however, the Participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the Participant, but will not be deductible by the Company.

Deferred Stock

     A Participant who receives an award of Deferred Stock will recognize no income on the grant of such award. However, he or she will recognize ordinary compensation income on the transfer of the Deferred Stock (or the later lapse of a substantial risk of forfeiture to which the Deferred Stock is subject, if the Participant does not make a Section 83(b) election), in accordance with the same rules as discussed above under the caption "Restricted Stock."

Other Stock-Based Awards

     The federal income tax treatment of Other Stock-Based Awards will depend on the nature of any such award and the restrictions applicable to such award.

                             INDEPENDENT ACCOUNTANTS

     The Company has not selected the auditors of the Company for the fiscal year ending December 31, 2003. A representative of Goldstein Golub Kessler LLP, the auditors of the Company for the fiscal year ended December 31, 2002, is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

                           2004 STOCKHOLDER PROPOSALS

     In order for stockholder proposals for the 2004 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Syosset, New York not later than January 15, 2004. Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, stockholders are advised that the Company's management shall be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the Company's 2004 Annual Meeting of Stockholders with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in the Company's proxy statement for such meeting, unless the Company receives notice of such proposal at its principal office in Syosset, New York, not later than March 30, 2004.

                             SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telephone using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.

                                  OTHER MATTERS

     The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.



                                                  Anthony J. Kirincic, Secretary
Syosset, New York
May 14, 2003

                          KIRLIN HOLDING CORP. - PROXY
                       Solicited By The Board Of Directors
                 for Annual Meeting To Be Held on June 23, 2003

P                 The undersigned Stockholder(s) of KIRLIN HOLDING CORP., a
         Delaware corporation ("Company"), hereby appoints Anthony J. Kirincic
R and David O. Lindner, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and
O proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to
X be held on June 23, 2003 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no
Y instructions are given, this proxy will be voted FOR all of the following proposals.

     1.   Election of the following Director:  Harold Paul

     FOR all nominees listed |_|  WITHHOLD AUTHORITY |_| to vote for the nominee

     2. To approve an amendment to the 1996 Stock Plan to increase the number of shares available for issuance under the Plan.

               FOR  |_|         AGAINST  |_|       ABSTAIN |_|


     3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

                          Date _____________________________, 2003


                          ----------------------------------------
                                   Signature

                          ----------------------------------------
                                 Signature if held jointly

                           Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.